UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

                On April 23, 2007, Kraft Foods Inc. (the “Company”) issued a press release recommending its stockholders to reject a mini-tender offer by TRC Capital Corporation of Toronto.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated April 23, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date:  April 23, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 23, 2007